                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   May 3, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                                  GENOMED, INC.
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             (Exact name of registrant as specified in its charter)

          Florida                     000-49720                 43-1916702
----------------------------      ------------------      ----------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)

           9666 OLIVE BOULEVARD, SUITE 300, ST. LOUIS, MISSOURI 63131
           ----------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)

                                 (314) 983-9933
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(a)(1) On May 3, 2005, GenoMed, Inc. ("the Registrant") changed accountants from
Rubin, Brown, Gornstein & Co., LLP ("Rubin Brown") to Stark Winter Schenkein &
Co., LLP ("Stark Winter").

     (i) On May 3, 2005, the Registrant decided to dismiss Rubin Brown as its independent accountants after Rubin Brown declined to stand for re-election as the Registrant's independent accountants.

     (ii) Rubin Brown's report on the financial statements for the year ended
December 31, 2004, as contained in Form 10-KSB, which was filed on April 4,
2005, was not subject to an adverse or qualified opinion or a disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles, except that Rubin Brown's report on the financial statements as of and for the year ended December 31, 2004 contained explanatory language that substantial doubt existed about the Registrant's ability to continue as a going concern due to the Registrant's recurring losses from operations at December 31,
2004.

     (iii)The decision to change accountants was approved by the Registrant's
Board of Directors; and

     (iv) (A) During the period from our engagement of Rubin Brown on July 19,
2004 to the date we dismissed Rubin Brown on May 3, 2005, there were no disagreements with Rubin Brown related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Rubin Brown, would have caused Rubin Brown to make reference to the subject matter of the disagreement in connection with its report.

          (B) Not applicable

          (C) Not applicable

          (D) Not applicable

          (E) Not applicable

   (2) On May 3, 2005, the Registrant engaged Stark Winter as its independent accountants.

     (i)  The Registrant did not consult with Stark Winter, its new independent accountants, regarding any matter prior to its engagement; and

     (ii) Not applicable

   (3) The Registrant has provided to Rubin Brown, its former accountant, a copy of the disclosures contained in this Item 4.01 and the Registrant has requested a letter from Rubin Brown addressed to the Commission, confirming certain statements made by the Registrant in this Item 4.01. A copy of this letter is attached hereto.

(b) Not applicable

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired
    Not applicable

(b) Pro Forma Financial Information
    Not applicable

(c) Exhibits
    (16.1) Letter from Rubin Brown pursuant to Item 304(a)(3) of Regulation S-B.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

GenoMed, Inc.

DATED: August 18, 2005
                             /s/ David Moskowitz
                                 David Moskowitz
                                 Chairman of the Board/Chief Executive Officer